SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.                 )
Filed by the Registrant  x
Filed by a Party other than the Registrant

Check the appropriate box:
  Preliminary Proxy Statement
                                       Confidential, for Use of
                                       Commission Only (as permitted
                                       by Rule 14a-6(e)(2))
  Definitive Proxy Statement
X  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Montgomery Ward Holding Corp.
             (Name of Registrant as Specified in Its Charter)


 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
   $500 per each party to the controversy pursuant to Exchange Act Rules 14a-
     6(i)(3).
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:


  (2)  Aggregate number of securities to which transactions applies:
                                _________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


  (4)  Proposed maximum aggregate value of transaction:


  (5)  Total fee paid:


X  Fee paid previously with preliminary materials.


  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount previously paid:


  (2)  Form, Schedule or Registration Statement No.:


  (3)  Filing Party:


  (4)  Date Filed:

                          STATEMENT IN SUPPORT OF
                     SOLICITATION OF WRITTEN CONSENTS

                       MONTGOMERY WARD HOLDING CORP.
                           Montgomery Ward Plaza
                          Chicago, Illinois 60671
                              (312) 467-2000


       This Statement in Support of Solicitation of Written Consents ("State-ment"), dated March 28, 1996, is furnished in connection with the solicitation by the Board of Directors of Montgomery Ward Holding Corp. ("MW Holding" or the "Company") of written consents to take the actions contemplated hereby in lieu of a special meeting of the stockholders of the Company. This Statement, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1995 and an accompanying form of written consent in lieu of meet-ing will be mailed to stockholders of record on or about March 28, 1996.

RECORD DATE AND OUTSTANDING VOTING SECURITIES

       Stockholders of record at the close of business on March 2, 1996, are en-titled to vote the shares held on that date. The number of voting securities of MW Holding outstanding on March 2, 1996 was 18,600,008 shares of Class A Common Stock, Series 1, $0.01 par value ("Series 1 Shares"), owned by three stock-holders of record; 180,470 shares of Class A Common Stock, Series 2, $0.01 par value ("Series 2 Shares", and together with the Series 1 Shares, the "Class A Shares"), owned by one stockholder of record; and 25,000,000 shares of Class B Common Stock, $0.01 par value (the "Class B Shares" and together with the Class A Shares, the "Common Stock"), owned by one stockholder of record. Each share of Class A Common Stock, Series 1, Class A Common Stock, Series 2, and Class B Common Stock is entitled to one vote.

GIVING OF CONSENTS

       Stockholders are urged to read carefully the material in this Statement, sign the written consent to the proposed amendment to the certificate of in-corporation of the Company (the "Certificate of Incorporation") and date and return the written consent. A stockholder giving a written consent may revoke it at any time prior to the filing of the amendment to the Certificate of In-corporation by written notice of revocation to the Secretary of the Company. Stockholders are requested to return the consent with respect to the amendment to the Certificate of Incorporation to the Company by delivery to the attention of Spencer H. Heine, Esq., Secretary, at the Company's executive offices by March 28, 1996.



REQUISITE VOTE

    The affirmative vote of a majority of the shares of Common Stock outstanding is required for approval of the amendment to the Certificate of Incorporation to be voted upon.

                 AMENDMENT TO CERTIFICATE OF INCORPORATION

INTRODUCTION



       On March 28, 1996, by unanimous written consent, the Board of Directors of the Company authorized an amendment to the Certificate of Incorporation (the "Amendment"), a form of which amendment is attached to this Statement as Annex
A.  The Board of Directors recommends a vote FOR the Amendment.

    The Amendment would revoke the authorization of the currently authorized senior preferred stock of the Company, none of which is currently outstanding, and would authorize a new series of senior preferred stock of the Company (the "New Senior Preferred Stock") with characteristics as described herein. The Board of Directors expects to issue 1,750 shares of the New Senior Preferred Stock to General Electric Capital Corporation ("GE Capital") in exchange for 1,750 shares of Series B Senior Preferred Stock ("Montgomery Ward Preferred") of Montgomery Ward & Co., Incorporated, an Illinois corporation ("Montgomery Ward") currently owned by GE Capital. The Company owns all of the outstanding shares of common stock of Montgomery Ward. The issuance of the New Senior Preferred Stock to GE Capital in exchange for the Montgomery Ward Preferred is being made pursuant to Section 8(a) of that certain Subscription Agreement dated December 29, 1995 among GE Capital, the Company, Montgomery Ward and Bernard F. Brennan, whereby GE Capital, as the holder of the Montgomery Ward Preferred, has the option, exercisable upon written notice to Montgomery Ward and the Company, to cause the Company to issue to GE Capital preferred stock of the Company with terms substantially identical to those of the Montgomery Ward Preferred. By letter dated January 31, 1996, the Company received a notice from GE Capital whereby GE Capital executed such option. GE Capital is presently the holder of all of the outstanding Class B Common Stock. The Board of Directors has de-termined that it is in the best interests of the Company to so issue the New Senior Preferred Stock. Montgomery Ward has agreed to reimburse the Company for its cost of issuing the New Senior Preferred Stock. The New Senior Preferred Stock will be preferred as to dividends and upon liquidation to the Common Stock on the terms discussed below.

    The terms of the Montgomery Ward Preferred are substantially the same as the terms of the New Senior Preferred Stock, except that the terms of the Montgomery Ward Preferred specifically provide that (A) the restrictions on payments to holders of capital stock of Montgomery Ward which are junior to the Montgomery Ward Preferred shall not apply to payments made pursuant to any tax sharing or tax allocation arrangement and (B) it is subordinate and junior in right of pay-ment to, without limitation, indebtedness for borrowed money of Montgomery Ward upon the occurrence and continuance of an event of default, as defined in the documents governing such indebtedness.

    The mailing address of each of the Company and Montgomery Ward is Montgomery Ward Plaza, Chicago, Illinois 60671 and the telephone number is (312) 467-2000.

RIGHTS OF THE NEW SENIOR PREFERRED STOCK

    The New Senior Preferred Stock will have the rights and characteristics described herein.

    Voting Rights. Except as required by law, the holders of the New Senior Preferred Stock will not have any voting rights, except the right of the holders of the New Senior Preferred Stock, acting as a class, to elect one director to be an additional member of the Board of Directors (a) during the period follow-ing a default in the payment of accrued dividends on the New Senior Preferred Stock for four consecutive quarters until such accrued dividends shall have been paid in full and (b) during the period following any failure to make a mandatory redemption of New Senior Preferred Stock until such failure shall have been cured.

       Dividends. Holders of the New Senior Preferred Stock are entitled to re-ceive, before any dividends may be declared and paid upon or set aside for the Common Stock, cumulative cash dividends of $7,010 per share per annum, in equal quarterly payments on the last business day of March, June, September and December, with the first payment due on the last business day of June. Dividend payments made with respect to the New Senior Preferred Stock may be made only in cash and, assuming issuance of all of the authorized shares of New Senior Pre-ferred Stock, will total $12,267,500 per annum. No dividends may be declared or paid on the New Senior Preferred Stock when such declaration or payment would constitute a default under any agreements governing indebtedness for borrowed money of the Company, Montgomery Ward or any of its subsidiaries (collectively, the "Ward Group"). The dividend rate for shares of New Senior Preferred Stock shall be (i) increased to $9,010 per share per annum if, and so long as, accrued dividends are not paid in full on any dividend payment date with respect to the New Senior Preferred Stock, and (ii) increased to $8,010 per share per annum if, and so long as, the consolidated shareholder equity of the Company and its subsidiaries (excluding preferred stock) is less than $520 million (which threshold shall be reduced, dollar for dollar, by the amount of any dividends paid with respect to Common Stock at any time at which shares of New Senior Preferred Stock are outstanding, which dividends are approved by a majority of the directors of the Company designated by GE Capital pursuant to the Stock-holders Agreement (as defined in CONTROL MATTERS--Directors, herein)).

    Optional Redemption. The Company may, upon ten business days notice to the holders thereof, at any time redeem the whole or any part of the New Senior Preferred Stock. Any such optional redemption shall be at a price of $100,000 per share of the New Senior Preferred Stock being redeemed plus unpaid accrued dividends thereon. No redemption of New Senior Preferred Stock may be made when such redemption would constitute a default under any agreements governing indebtedness for borrowed money of the Company or any other member of the Ward Group.

    Mandatory Redemption. The Company is required to redeem on June 30, 2002 all of the New Senior Preferred Stock at a redemption price of $100,000 per share plus unpaid accrued dividends. No redemption of New Senior Preferred Stock may be made when such redemption would constitute a default under any agreements governing indebtedness for borrowed money of the Company or any other member of the Ward Group.

    Liquidation Rights. Upon any liquidation, dissolution or winding up of the Company, the holders of New Senior Preferred Stock shall be entitled to be paid, before any distribution or payment is made to any holder of Common Stock, an amount in cash equal to $100,000 per share of their shares of New Senior Preferred Stock outstanding plus unpaid accrued dividends.

OWNERSHIP OF COMMON AND PREFERRED STOCK

    The following table sets forth the beneficial ownership, as of March 2, 1996, of Class A Shares (i) by each person who is a director of the Company (none of whom except the individuals identified beneficially owns any shares of the Company's equity securities), (ii) by each executive officer whose compensa-tion was reflected in the Summary Compensation Table included in the Company's Definitive Proxy Statement for its 1995 Annual Meeting, (iii) by each person who is known to be a holder of more than 5% of Class A Shares and (iv) by all directors and executive officers of the Company as a group.


Individual or Group                        Shares          %

Bernard F. Brennan (a)                   16,580,478      88.3%
Myron Lieberman (b)                       2,512,637      13.4%
G. Joseph Reddington (c)(d)                 300,000       1.6%
Richard M. Bergel (c)(e)                    654,375       3.5%
Spencer H. Heine (c)                        251,250       1.3%
John L. Workman (c)(f)                      221,000       1.2%
Bernard W. Andrews (c)(g)                         0       0.0%
Silas S. Cathcart (c)(h)                     17,315       0.1%
Tamara Brennan (i)                        2,200,000      11.7%

All directors and executive
officers as a group (18 persons) (j)     17,557,264      90.1%

________________________________________________________________________

(a) Comprised of 13,025,750 Class A Shares (69.4% of the Class A Shares and 29.8% of the Common Stock outstanding as of March 2, 1996) owned of record by Mr. Brennan and with respect to which Mr. Brennan has sole investment and voting power, and 3,554,728 Class A Shares (18.9% of the Class A Shares and 8.1% of the Common Stock outstanding as of March 2, 1996) owned of record by Mr. Brennan as voting trustee and with respect to which Mr. Brennan has sole voting power as voting trustee but no investment power. Does not include 2,200,000 Class A Shares (11.7% of the Class A Shares and 5.0% of the Common Stock outstanding as of March 2, 1996) which are owned by Myron Lieberman, as trustee of a trust (the "Family Trust") for the benefit of members of Mr. Brennan's family, with respect to which Mr. Brennan has no voting or investment power, but with respect to which Tamara Brennan, Mr. Brennan's wife, may acquire shared voting and dispositive power. See Note (i) below. Mr. Brennan disclaims beneficial ownership of such 2,200,000 Class A Shares. Mr. Brennan's business address is Montgomery Ward Plaza, Chicago, Illinois 60671.

(b) Includes 294,250 Class Shares represented by Voting Trust Certificates owned by Lieberman Investment Limited Partnership, a limited partnership of which Mr. Lieberman is the sole general partner. Also includes 2,200,000 Class A Shares with respect to which Mr. Lieberman has sole voting and investment power as trustee of the Family Trust. Such 2,200,000 Class A Shares are not deposited in a voting trust under which Mr. Brennan serves as voting trustee. See Note (c) below. All shares other than the 2,200,000 Class A Shares as to which Mr. Lieberman has beneficial ownership are represented by Voting Trust Certificates and such shares are held in a voting trust as to which Mr. Brennan, as voting trustee, has sole voting power. Does not include Class A Shares which can be acquired pursuant to rights under the Montgomery Ward Holding Corp. Directors Plan ("Conversion Rights"), which Conversion Rights will arise on April 1, 1996 (a date within 60 days of the date of this Statement) and which, pursuant to a prior election by Mr. Lieberman, will automatically be exercised, because the number of such shares is not determinable as of the date of this Statement. Mr. Lieberman's business address is 10 South Wacker Drive, Chicago, Illinois 60606.

(c) Represents ownership of Voting Trust Certificates with respect to shares held in a voting trust (a "Voting Trust") as to which Mr. Brennan, as voting trustee, has sole voting power and the persons indicated have sole investment power.

(d) Includes 300,000 Class A Shares which may be acquired by Mr. Reddington pursuant to exercisable options.

(e) Includes 60,000 Class A Shares with respect to which Mr. Bergel has sole investment power as trustee of trusts for the benefit of members of the family of Robert A. Kasenter, an officer of the Company. Mr. Bergel retired effective November 30, 1995.

(f) Includes 154,200 Class A Shares which may be acquired by Mr. Workman pursuant to exercisable options.

(g)  Mr. Andrews resigned from the Company in 1995.

(h) Does not include Class A Shares which can be acquired pursuant to Conversion Rights which will arise on April 1, 1996 (a date within 60 days of the date of this Statement) and which, pursuant to a prior election by Mr. Cathcart, will automatically be exercised, because the number of such shares is not determinable as of the date of this Statement.

(i) Represents Class A Shares with respect to which Mrs. Brennan, if she were to elect to become an advisor to the trustee of the Family Trust, may acquire shared power to vote or direct the vote of, and shared power to dispose or direct the disposition of, such shares. See Notes (a) and (b) above. Mrs. Brennan's address is Montgomery Ward Plaza, Chicago, Illinois 60671.

(j) Represents all Class A Shares with respect to which officers and directors have investment power, which is in each case sole investment power. Does not include 1,992,825 Class A Shares with respect to which Mr. Brennan has sole voting power as voting trustee, but with respect to which neither he nor any other officer or director of the Company has investment power. Includes 701,012 Class A Shares which may be acquired by executive officers or directors at purchase prices ranging from $0.20 to $26.50 per share pursuant to exercisable options. Does not include Class A Shares which can be acquired by directors pursuant to Conversion Rights which will arise on April 1, 1996 (a date within 60 days of the date of this Statement) and which, pursuant to prior elections by Messrs. Cathcart and Lieberman, will automatically be exercised, because the number of such shares is not determinable as of the date of this Statement.

     GE Capital owns 100% of the 25,000,000 Class B Shares currently outstanding. Such shares represented 57.0% of the Common Stock outstanding as of March 2, 1996. GE Capital also owns 100% of the 1,750 shares of Montgomery Ward Preferred currently outstanding. GE Capital's address is 260 Long Ridge Road, Stamford, Connecticut 06927. If the amendment to the Certificate of Incorporation of the Company, in support of which this Statement is issued, is adopted, GE Capital intends to exchange its holdings of Montgomery Ward Pre-ferred for 100% of the authorized shares of New Senior Preferred Stock.


CONTROL MATTERS

     Voting of Shares. In the event that a Voting Trust is not in effect or in the event shares of Common Stock of MW Holding deposited therein are not subject to a Voting Trust, all such shares held by the stockholders, except those held by Mr. Brennan, certain trusts for the benefit of members of his family, GE Capital and its affiliates, are subject to a voting agreement under which the holders have agreed to vote their shares in the same way Mr. Brennan votes his shares until June 17, 1998.

     Directors. The Board of Directors consists of eleven directorships. The Stockholders' Agreement dated as of June 17, 1988, as amended and restated to date (the "Stockholders Agreement") provides that six of the Company's directors shall be designated by the Designator, presently Mr. Brennan for this purpose, and five shall be designated by GE Capital. Two of the directorships, one to be designated by the Designator and the other to be designated by GE Capital, are currently vacant.

     If GE Capital and its affiliates cease to own more than 50% of the number of shares of Common Stock initially purchased by them, the number of directors which the Designator is permitted to designate will be increased by one, and the number of directors which GE Capital may designate shall be reduced by one. If GE Capital and its affiliates cease to own 20% or more of such shares of Common Stock, except as described below, GE Capital shall have no right to designate any directors, and the number of directors shall be reduced to nine, seven to be elected by the holders of Class A Common Stock, voting as a class, and two to be elected by the holders of Class B Common Stock, voting as a class, provided that, so long as the Account Purchase Agreement between Montgomery Ward and Montgomery Ward Credit Corporation, a wholly-owned subsidiary of GE Capital ("Montgomery Ward Credit"), relating to the purchase by Montgomery Ward Credit of customer receivables of Montgomery Ward, remains in effect, and GE Capital or any of its affiliates owns any shares of Class B Common Stock, GE Capital will have the right to elect one of the two directors to be elected by the holders of Class B Common Stock.

     If the amendment to the Certificate of Incorporation of the Company, in support of which this Statement is issued, is adopted, holders of New Senior Preferred Stock, voting together as a class, will have the right to elect one director to be an additional member of the Board of Directors (a) during the period following a default in the payment of accrued dividends on the New Senior Preferred Stock for four consecutive quarters until such accrued dividends shall have been paid in full and (b) during the period following any failure to make a mandatory redemption of New Senior Preferred Stock until such failure shall have been cured. See "RIGHTS OF THE NEW SENIOR PREFERRED STOCK--Voting Rights."

     The Company's By-laws contain supermajority provisions which require that certain actions, such as mergers, substantial asset sales, certain amendments to the Company's Certificate of Incorporation or By-laws, payment of dividends and redemption of shares other than in accordance with the terms of the Stock-holders' Agreement, public offerings and certain other major corporate trans-actions be undertaken only upon the approval of two-thirds of the directors of the Company.


CERTAIN RELATIONSHIPS

     If the amendment to the Certificate of Incorporation of the Company, in support of which this Statement is issued, is adopted, GE Capital will own all of the shares of New Senior Preferred Stock issued and outstanding. Daniel Porter, Denis J. Nayden and James A. Parke, directors of the Company, are executive officers of GE Capital or one of its subsidiaries and Mr. Cathcart is a director of GE Capital and of General Electric Company, the parent of GE Capital.


SOLICITATION AND REVOCATION

     The enclosed form of written consent is solicited on behalf of the Board of Directors and is revocable at any time prior to the filing of the amendment to the Certificate of Incorporation to be authorized thereby. The cost of soliciting consents will be borne by the Company.


STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1996 annual meeting of stockholders must have been received by the Company no later than December 29, 1995, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Proposals of stock-holders intended to be presented at the 1997 annual meeting of stockholders must be received by the Company no later than the date which is 120 days prior to the first anniversary of the date of the Company's definitive Proxy Statement for its 1996 annual meeting of stockholders in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. The Company currently anticipates that the 1996 annual meeting of stockholders will be held on May 31, 1996.

FINANCIAL AND OTHER INFORMATION

     The following information is incorporated herein by reference to the Company's annual report on Form 10-K for its fiscal year ended December 31, 1994, a copy of which is included herewith:


Information                                      Page No.

Audited Financial Statements of the Company       28-70

Supplementary Financial Information                N/A

Management's Discussion and Analysis of
Financial Condition and Results of
Operations                                        20-27


     The following information is incorporated herein by reference to the Company's quarterly report on Form 10-Q for the period ended September 30, 1995 a copy of which is included herewith:


Information                                          Page No.

Consolidated Financial Statements of the Company       2-9

Supplementary Financial Information                    N/A

Management's Discussion and Analysis of Financial
Condition and Results of  Operations                  9-12


     The Company has not had, during the Company's two most recent fiscal years, any disagreements with Arthur Andersen LLP, the Company's independent accountants, with respect to accounting matters. Arthur Andersen LLP has served as the Company's independent auditors since the Company's organization in 1988.

     By Order of the Board of Directors,

          Spencer H. Heine
          Executive Vice President,
          Secretary and General Counsel

                                  ANNEX A

                         CERTIFICATE OF AMENDMENT
                                    TO
                       CERTIFICATE OF INCORPORATION
                                    OF
                       MONTGOMERY WARD HOLDING CORP.

     MONTGOMERY WARD HOLDING CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:


1. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 8, 1988 and re-corded in the Office of the Recorder of Kent County, Delaware. The name under which the Corporation was originally incorporated is BFB Acquisition Corp.

     2. The Certificate of Correction of Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 9, 1988.

     3. The original Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 17, 1988 and amendments thereto were filed on each of June 20, 1988; June 24, 1988; January 30, 1990; and March 20, 1992.

     4. The Second Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on June 25, 1992 and an amendment thereto was filed on April 27, 1994.

     5. The Third Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 28, 1994, and an amendment thereto was filed on October 25, 1994.

     6. The Board of Directors of the Corporation, by unanimous written consent, authorized, adopted and approved resolutions proposing and declaring advisable this amendment to the Third Restated Certificate of Incorporation of the Corporation, setting forth amendments to Article FOURTH as follows:

     The introduction to Article FOURTH and Part A thereof are amended in their entirety to read as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is fifty-seven million eight hundred thirteen thousand seven hundred fifty (57,813,750) consisting of the following amounts in the following designations:

               1. Common Stock. Fifty-seven million eight hundred twelve thousand (57,812,000) shares of Common Stock, par value one cent ($0.01) per share (hereinafter referred to as "Common Stock"), which shall consist of the following classes:

                    (a) thirty-two million eight hundred twelve thousand (32,812,000) shares of Class A Common Stock (hereinafter referred to as "Class A Common Stock"), which shall consist of the following series:

                         (i) twenty-five million (25,000,000) shares of Class A Common Stock, Series 1 (hereinafter referred to as "Class A Common Stock, Series 1"), and

                         (ii) five million four hundred twelve thousand
                    (5,412,000) shares of Class A Common Stock, Series 2 (hereinafter referred to as "Class A Common Stock, Series 2"), and

                         (iii)     two million four hundred thousand
                    (2,400,000) shares of Class A Common Stock, Series 3 (hereinafter referred to a "Class A Common Stock, Series 3"), and

                    (b)  twenty-five million (25,000,000) shares of Class
               B Common Stock (hereinafter referred to as the "Class B Common Stock").

               2. Preferred Stock. One thousand seven hundred fifty (1,750) shares of Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Senior Preferred Stock")

          Such shares of Common Stock and Preferred Stock may be issued for such consideration, not less than the par value thereof, as shall be fixed from time to time by the Board of Directors, and shares issued for not less than the consideration so fixed shall be fully paid and non-assessable.

          A statement of the powers, preferences, rights, qualifications, limitations, restrictions and the relative, participating, optional and other special rights in respect of the shares of each class or series of stock is as follows:


                      PART A.  SENIOR PREFERRED STOCK

     Except as otherwise provided herein, each share of Senior Preferred Stock shall be identical in all respects to all other shares of Senior Preferred Stock and shall entitle the holder thereof to the same rights and privileges as to which the holders of the other shares of Senior Preferred Stock are entitled.

          1. Rank. The Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to the Common Stock.

          2.   Dividends.

               (a) In each year, the holders of the shares of Senior Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Common Stock or any other Stock Junior to the Senior Preferred Stock (defined in Section A.2(a)(i)(A), when and as declared by the Board of Directors, except as may be prohibited by Section A.5, out of funds legally available for that purpose, cumulative cash dividends payable quarterly in arrears on the last business day of March, June, September and December (each of such dates being a "Dividend Payment Date") at a rate per annum equal to 7.01% based on the $100,000 per share Liquidation Payment (defined in Section A.3(a)) computed without regard to Accrued Dividends (defined in Section A.4(c)(i)) (the "Dividend Rate"), subject to adjustment as provided in Section A.2(c); provided, however, that the dividend payable on the Dividend Payment Date in March, 1996 with respect to any share of Senior Preferred Stock shall be based upon the number of days from and including the date of first issuance (the "Issuance Date") of the Senior Preferred Stock up to and including the Dividend Payment Date in March, 1996 and a 365-day year. The period from the Issuance Date to the initial Dividend Payment Date and each quarterly period between consecutive Dividend Payment Dates, shall hereinafter be referred to as a "Dividend Period." Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date. Dividends on the Senior Preferred Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that:

                    (i) except as provided in Section A.2(a)(ii), the Corporation shall not take any of the following actions:

                         (A) declare, order or pay any dividend on any class of stock ranking as to dividends or on liquidation junior to the Senior Preferred Stock (such junior stock being herein sometimes referred to as the "Stock Junior to the Senior Preferred Stock"), or

                         (B)  redeem any Stock Junior to the Senior
                    Preferred Stock,

               (each of such actions described in clauses A.2(a)(i)(A) or (B) above being herein sometimes referred to as a "Junior Distribution" and the proposed date of each such action being herein sometimes referred to as a "Proposed Junior Distribution Date") if the Corporation shall not, on or before the Proposed Junior Distribution Date, have completed both of the following:

                              (1)  declared on the outstanding shares of
                         Senior Preferred Stock, and paid or set apart for payment, all "Accrued Dividends" (defined in Section A.4(c)(i)) to the Proposed Junior Distribution Date; and

                              (2)  paid or deposited as required in this
                         Part A all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before the Proposed Junior Distribution Date; and

                    (ii) the Corporation may redeem or purchase any shares
               of Common Stock in accordance with either (x) the terms, conditions and provisions of the "Stockholders Agreement" (defined in Section B.1) or (y) the Terms and Conditions (as defined in the Stockholders Agreement), if on or before the date of each such proposed Common Stock redemption or purchase (each such time, with respect to redemptions or purchases under either the Stockholders Agreement or the Terms and Conditions, being herein sometimes referred to as a "Proposed Common Stock Repurchase Date"), the Corporation shall have:

                         (A) declared on the outstanding shares of Senior Preferred Stock, and paid or set apart for payment, all Accrued Dividends (defined in Section A.4(c)(i)) through all Dividend Payment Dates occurring on or prior to such Proposed Common Stock Repurchase Date, and

                         (B)  paid or deposited as required in this Part
                    A all amounts payable to holders of Senior Preferred Stock in respect of the mandatory redemption required to have been paid or deposited for their benefit on the "Mandatory Redemption Date" (defined in Section A.4(a)(i)), if such Mandatory Redemption Date occurs on or prior to such Proposed Common Stock Repurchase Date.

          All dividends declared upon Senior Preferred Stock and any other class of stock ranking on a parity as to dividends with the Senior Preferred Stock shall be declared pro rata per share. Accrued but unpaid dividends shall not bear interest.

               (b) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of the Senior Preferred Stock is entitled pursuant to Section A.2(a) hereof, and all of such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section A.2(a) with respect to dividends on each outstanding full share of the Senior Preferred Stock.

               (c)  The Dividend Rate for the shares of Senior Preferred
          Stock shall be (i) increased to 9.01% per annum if, and so long as, Accrued Dividends (defined in Section A.4(c)(i) are not paid in full on any Dividend Payment Date, and (ii) increased to 8.01% per annum if, and so long as, the consolidated shareholder equity of the Corporation and its subsidiaries (excluding preferred stock) (as determined in accordance with generally accepted accounting principles as in effect as of the Issuance Date) is less than the Equity Threshold (as defined below). The "Equity Threshold" means $520,000,000, reduced, dollar for dollar, by the amount of any dividends paid with respect to Common Stock at any time at which shares of Senior Preferred Stock are outstanding, which dividends are approved by a majority of those directors of the Corporation who have been designated as directors by General Electric Capital Corporation ("GE Capital") pursuant to the terms of the Stockholders Agreement (as defined herein).

          3.   Rights on Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Senior Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, except as may be prohibited by Section A.5, but before any payment shall be made to the holders of any stock ranking on liquidation junior to the Senior Preferred Stock, an amount equal to one hundred thousand dollars ($100,000) per share, plus an amount equal to Accrued Dividends (as defined in Section A.4(c)(i)) to the date of payment (the "Liquidation Payment"). If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Senior Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Senior Preferred Stock, and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock, shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation after payment shall have been made to the holders of shares of Senior Preferred Stock and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock of the full amount to which they shall be entitled as aforesaid, the holders of any class or classes of stock ranking on liquidation junior to the Senior Preferred Stock shall be entitled, to the exclusion of the holders of shares of Senior Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

               (b) The Liquidation Payment with respect to each fractional share of the Senior Preferred Stock outstanding shall be equal to a ratably proportionate amount of the Liquidation Payment with respect to each outstanding share of Senior Preferred Stock.

               (c) For the purposes of this Section A.3, neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation, unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

          4.   Redemption.

               (a)  Mandatory Redemption.

                    (i) Except as may be prohibited by Section A.5, on June 30, 2002, the Corporation shall redeem all of the outstanding shares of Senior Preferred Stock at a redemption price of (A) one hundred thousand dollars ($100,000) per share (payable in cash or other consideration as the Corporation and holders of a majority of the Senior Preferred Stock may agree), plus (B) an amount equal to Accrued Dividends (defined in Section A.4(c)(i)) to the date of payment (the "Redemption Price") (each such date being herein sometimes referred to as a "Mandatory Redemption Date")

                    (ii) On and after the Mandatory Redemption Date (unless
               default shall be made by the Corporation in depositing moneys for the payment of the Redemption Price as hereinafter provided), all rights of the holders of shares of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price as hereinafter provided, shall cease and terminate.

                    (iii) The Corporation shall provide moneys for the payment of the Redemption Price by depositing on the Mandatory Redemption Date the amount thereof for the account of the holders of record of the Senior Preferred Stock entitled thereto with Bank of America Illinois, or such other bank or trust company doing business in the City of Chicago, as may be designated by (A) the holders of not less than a majority of the outstanding shares of Senior Preferred Stock, and, failing said designation, (B) the Corporation, as paying agent for the benefit of such holders. The holders of the shares of Senior Preferred Stock redeemed shall surrender to the Corporation the certificates for the shares of Senior Preferred Stock so redeemed. Upon notification by such designated bank or trust company to the holders of the Senior Preferred Stock that such moneys representing the Redemption Price have been deposited by the Corporation, the shares designated for redemption shall no longer be outstanding, whether or not the certificates for the shares so redeemed have been received by the Corporation on the date of such notification and all rights relating thereto shall cease and terminate.

               (b)  Optional Redemption.

                    (i) So long as any shares of Senior Preferred Stock are outstanding, except as may be prohibited by Section A.5, the Corporation may, at the option of the Board of Directors, at any time or from time to time after the Issuance Date, redeem the whole or any part of such Senior Preferred Stock. Any redemption pursuant to this Section A.4(b)(i) shall be at the Redemption Price. If less than all the shares of Senior Preferred Stock at any time outstanding shall be called for redemption, the redemption shall be made pro rata with respect to such shares and in such manner as may be prescribed by resolution of the Board of Directors. The date of each such redemption is herein sometimes referred to as an "Optional Redemption Date".

                    (ii) Notice of every redemption pursuant to this
               Section A.4(b) shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Senior Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than ten
               (10) business days in advance of the Optional Redemption Date to the holders of record of the shares of Senior Preferred Stock so to be redeemed. On and after the Optional Redemption Date, unless default shall be made by the Corporation in providing moneys to the bank or trust company for the account of the holders of record of the Senior Preferred Stock as provided in Section A.4(a)(iii) for the payment of the Redemption Price, all rights of the holders of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate whether or not the certificates for the shares so redeemed have been received by the Corporation as provided in Section A.4(a)(iii). In this Section A.4(b)(ii), a business day refers to any day, except a Saturday, Sunday or any day on which banks in the City of Chicago are authorized or required by law to close.

               (c)  Definitions.

                    (i) The term "Accrued Dividends" with respect to the Senior Preferred Stock shall mean, as of any given time, the then "Full Cumulative Dividends" (defined in Section A.4(c)(ii)) less the amount of all dividends theretofore paid upon the relevant shares of Senior Preferred Stock.

                    (ii) The term "Full Cumulative Dividends" with respect
               to the Senior Preferred Stock shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends upon the relevant shares at the full rate fixed for Senior Preferred Stock as provided herein for the period of time elapsed from the date of issuance thereof to the date as of which Full Cumulative Dividends are computed.

               (d) Shares of Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued.

               (e) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate fraction of the Redemption Price payable in respect of each outstanding full share of the Senior Preferred Stock pursuant to this Section A.4, and such fraction of the price shall be payable in the same manner and at such times as provided for in this Section A.4 with respect to redemptions of each outstanding full share of the Senior Preferred Stock.

               (f) The foregoing provisions of this Section A.4 to the contrary notwithstanding but without limitation of the Corporation's obligations to make mandatory redemptions as required by Section A.4(a), unless the Accrued Dividends on all outstanding shares of Senior Preferred Stock shall have been paid or contemporaneously are declared and paid through the date of a proposed optional redemption, none of the shares of Senior Preferred Stock shall be redeemed unless all outstanding shares of Senior Preferred Stock are simultaneously redeemed and the Corporation shall not purchase by optional redemption or otherwise acquire any shares of Senior Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Senior Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Senior Preferred Stock.

               (g) If fewer than all the outstanding shares of Senior Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors in accordance with the provisions of this Part A, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors.

     5. Restriction on Payments. Anything contained in this Article to the contrary notwithstanding, no cash dividends or dividends paid by transfer of any other property on shares of the Senior Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation, no distribution in respect of the Senior Preferred Stock shall be paid or set apart for payment by the Corporation, and no payment shall be made by the Corporation with respect to any redemption of the Senior Preferred Stock (such payments, distributions and settings aside being herein sometimes referred to collectively as "Distributions") at any time when the terms and provisions of any agreement to which the Corporation or any other member of the "Ward Group" (defined in Section B.1) is a party relating to indebtedness for money borrowed specifically prohibits or limits such Distribution (and such Distribution exceeds said limits), or such Distribution would constitute a breach, default or event of default thereunder.

     6.   Voting Rights.

          (a) Except as expressly provided in Section A.6(b) or elsewhere in this certificate of incorporation or as required by law (in relation to which the holders of shares of Senior Preferred Stock shall be treated as a class), the holders of shares of Senior Preferred Stock shall not have voting rights and at every meeting of the stockholders of the Corporation, or by written consent in lieu of any such meeting, all voting power in the election of directors and/or for all other purposes shall be vested exclusively in the holders of shares of Common Stock. Without limitation of the next preceding sentence and without implication that the contrary would otherwise be true, no consent of the holders of Senior Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation junior in right as to dividends and upon liquidation to the Senior Preferred Stock, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

          (b) Anything elsewhere in this certificate of incorporation to the contrary notwithstanding, if (i) Accrued Dividends on the Senior Preferred Stock are not paid in full on any of four (4) consecutive Dividend Payment Dates, or (ii) the Corporation shall have failed to effect the redemption of shares of Senior Preferred Stock on a Mandatory Redemption Date as required in Section A.4(a), the holders of shares of Senior Preferred Stock shall have voting rights as specified in this Section A.6(b). In the event of the occurrence of either of the foregoing events, such occurrence shall mark the beginning of a period (the "Default Period") which shall continue until such time as (i) Accrued Dividends on the Senior Preferred Stock have been paid in full through the date of payment, or (ii) the failure to redeem shares of Senior Preferred Stock as required by Section A.4(a) has been cured by the Corporation. Any provision of the by-laws of the Corporation to the contrary notwithstanding, during any Default Period, the holders of shares of the Senior Preferred Stock then outstanding shall have the exclusive and special right (but not the obligation), voting separately as a class (each share of Senior Preferred Stock being entitled to one (1) vote), to elect one (1) director to the Board of Directors of the Corporation (the "Preferred Stock Director") and the number of directors constituting the Board of Directors of the Corporation shall be automatically increased in order to provide one (1) vacancy for the Preferred Stock Director. Upon written request, made at any time after the beginning of the Default Period, by the holders of not less than a majority of the shares of the Senior Preferred Stock then outstanding, the Corporation shall call a special meeting of all of the stockholders of the Corporation, at which meeting the holders of shares of Senior Preferred Stock, voting separately as a class, shall elect the Preferred Stock Director as set forth above; provided, however, that if such meeting shall not have been called by the Corporation within ten (10) days after the beginning of a Default Period, such meeting may be called, upon like notice, at the expense of the Corporation, by the holders of not less than a majority of the outstanding shares of Senior Preferred Stock. After the first such election during any Default Period, the holders of the shares of Senior Preferred Stock, voting separately as a class, may continue to exercise their voting rights, as set forth above, at each annual meeting of the stockholders of the Corporation occurring during such Default Period. During any Default Period, no Preferred Stock Director may be removed from office without the vote or consent of the holders of a majority of the number of shares of the Senior Preferred Stock at the time outstanding. If at any time during a Default Period the directorship of the Preferred Stock Director is vacant, the secretary of the Corporation shall, upon the written request of the holders of shares representing at least a majority of the Senior Preferred Stock then outstanding, call a special meeting of all of the stockholders at the expense of the Corporation, upon the notice required for special meetings of stockholders. At any meeting held for the purpose of electing directors at which the holders of the Senior Preferred Stock shall have the right, voting separately as a class, to elect the Preferred Stock Director, the presence, in person or by proxy, of the holders of a majority of the Senior Preferred Stock then outstanding shall be required to constitute a quorum of the Senior Preferred Stock on such election. At any such meeting or adjournment thereof, the absence of the quorum of the Senior Preferred Stock shall not prevent the election of directors other than the Preferred Stock Director, and the absence of a quorum for the election of such other directors shall not prevent the election of the Preferred Stock Director, and in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock which lacks a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present. A vacancy in the directorship of the Preferred Stock Director may be filled only by the vote or written consent of holders of a majority of the shares of the outstanding Senior Preferred Stock. Upon termination of a Default Period, the term of office of the then Preferred Stock Director shall automatically terminate, the shares of Senior Preferred Stock shall cease to have the voting rights specified in this Section A.6(b), the number of directors constituting the Board of Directors of the Corporation shall be automatically reduced to eliminate the vacancy caused by the termination of the office of the Preferred Stock Director and all voting rights shall be vested exclusively in the holders of shares of Common Stock, subject to the revesting of voting rights in the shares of Senior Preferred Stock in the event of the beginning of another Default Period.

     7. Amendment. This certificate of incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Senior Preferred Stock so as to affect them adversely (including, without limitation, providing for the creation of any new class of capital stock senior to, or on a parity with, the Senior Preferred Stock as to dividends, redemption rights or on liquidation) without the affirm-ative vote of the holders of at least a majority of the outstanding shares of Senior Preferred Stock, voting together as a single class. The Board of Directors reserves the right to act by resolution from time to time to decrease the number of shares which constitute Senior Preferred Stock (but not below the number of shares thereof outstanding).

     7. The Stockholders of the Corporation, by unanimous written consent, adopted resolutions authorizing, adopting and approving the aforesaid amendment to Article FOURTH of the Third Restated Certificate of Incorporation of the Corporation.

     8. Except to the extent specifically provided to the contrary in this Certificate of Amendment, the terms, provisions and conditions of the Third Restated Certificate of Incorporation of the Corporation shall remain unamended and in full force and effect.

     9. This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, MONTGOMERY WARD HOLDING CORP. has caused this certificate to be signed by Bernard F. Brennan, its Chairman of the Board, and
attested by Spencer H. Heine, its Secretary, this       day of March, 1996.


                              MONTGOMERY WARD HOLDING CORP.


                              By:
                                   Bernard F. Brennan
                                   Chairman of the Board


(CORPORATE SEAL)



ATTEST:


By:
     Spencer H. Heine
     Secretary

                          CONSENT OF STOCKHOLDERS

                                    OF

                       MONTGOMERY WARD HOLDING CORP.

     The undersigned stockholders of MONTGOMERY WARD HOLDING CORP., a corporation organized and existing under and by virtue of the General Corpora-tion Law of the State of Delaware (the "Corporation"), holding at least a majority of the outstanding common stock of the Corporation ("Common Stock"), do hereby consent and agree to the adoption of the following recitals and re-solutions pursuant to Section 228 of the General Corporation Law of the State of Delaware, in lieu of holding a special meeting of the stockholders of the
Corporation:

     WHEREAS, the Board of Directors of the Corporation has adopted resolutions authorizing an amendment to the Certificate of Incorporation of the Corporation to authorize the issuance of a new class of senior preferred stock of the Corporation (the "Amendment"); and

     WHEREAS, the stockholders of the Corporation deem it desirable and in the best interest of the Corporation to amend the Certificate of Incorporation of the Corporation through the adoption of the Amendment,

     NOW, THEREFORE, BE IT RESOLVED: That the Amendment, in the form attached hereto as Exhibit A, is hereby approved and adopted.

     FURTHER RESOLVED: That the President or any Vice President of the Corporation, alone or with the Secretary or any Assistant Secretary of the Corporation, and each of them hereby are, authorized, empowered and directed to execute, deliver and file, in the name and on behalf of the Corporation, the Amendment, in substantially the form of Exhibit A attached hereto, with such changes thereto as such officers shall deem appropriate, the approval of which shall be conclusively established by the execution thereof.

    FURTHER RESOLVED: That this Consent may be signed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be a single document.


Dated:  March   , 1996


_______________________________________
Bernard F. Brennan


_______________________________________
Bernard F. Brennan, as Voting Trustee
under that certain Voting Trust under
Trust Agreement dated June 21, 1988




_______________________________________
Bernard F. Brennan, as Voting Trustee
under that certain Voting Trust under
Trust Agreement dated October 21, 1994




_______________________________________
Myron Lieberman, as Trustee of
the Brennan 1988 MW Trust


GENERAL ELECTRIC CAPITAL CORPORATION

By:____________________________________
Its:____________________________________

                                 EXHIBIT A

                         CERTIFICATE OF AMENDMENT
                                    TO
                       CERTIFICATE OF INCORPORATION
                                    OF
                       MONTGOMERY WARD HOLDING CORP.

     MONTGOMERY WARD HOLDING CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:


1. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 8, 1988 and re-corded in the Office of the Recorder of Kent County, Delaware. The name under which the Corporation was originally incorporated is BFB Acquisition Corp.

     2. The Certificate of Correction of Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 9, 1988.

     3. The original Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 17, 1988 and amendments thereto were filed on each of June 20, 1988; June 24, 1988; January 30, 1990; and March 20, 1992.

     4. The Second Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on June 25, 1992 and an amendment thereto was filed on April 27, 1994.

     5. The Third Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 28, 1994, and an amendment thereto was filed on October 25, 1994.

     6. The Board of Directors of the Corporation, by unanimous written consent, authorized, adopted and approved resolutions proposing and declaring advisable this amendment to the Third Restated Certificate of Incorporation of the Corporation, setting forth amendments to Article FOURTH as follows:

     The introduction to Article FOURTH and Part A thereof are amended in their entirety to read as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is fifty-seven million eight hundred thirteen thousand seven hundred fifty (57,813,750) consisting of the following amounts in the following designations:

               1. Common Stock. Fifty-seven million eight hundred twelve thousand (57,812,000) shares of Common Stock, par value one cent ($0.01) per share (hereinafter referred to as "Common Stock"), which shall consist of the following classes:

                    (a) thirty-two million eight hundred twelve thousand (32,812,000) shares of Class A Common Stock (hereinafter referred to as "Class A Common Stock"), which shall consist of the following series:

                         (i) twenty-five million (25,000,000) shares of Class A Common Stock, Series 1 (hereinafter referred to as "Class A Common Stock, Series 1"), and

                         (ii) five million four hundred twelve thousand
                    (5,412,000) shares of Class A Common Stock, Series 2 (hereinafter referred to as "Class A Common Stock, Series 2"), and

                         (iii)     two million four hundred thousand
                    (2,400,000) shares of Class A Common Stock, Series 3 (hereinafter referred to a "Class A Common Stock, Series 3"), and

                    (b)  twenty-five million (25,000,000) shares of Class
               B Common Stock (hereinafter referred to as the "Class B Common Stock").

               2. Preferred Stock. One thousand seven hundred fifty (1,750) shares of Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Senior Preferred Stock")

          Such shares of Common Stock and Preferred Stock may be issued for such consideration, not less than the par value thereof, as shall be fixed from time to time by the Board of Directors, and shares issued for not less than the consideration so fixed shall be fully paid and non-assessable.

          A statement of the powers, preferences, rights, qualifications, limitations, restrictions and the relative, participating, optional and other special rights in respect of the shares of each class or series of stock is as follows:


                      PART A.  SENIOR PREFERRED STOCK

     Except as otherwise provided herein, each share of Senior Preferred Stock shall be identical in all respects to all other shares of Senior Preferred Stock and shall entitle the holder thereof to the same rights and privileges as to which the holders of the other shares of Senior Preferred Stock are entitled.

          1. Rank. The Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to the Common Stock.

          2.   Dividends.

               (a) In each year, the holders of the shares of Senior Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Common Stock or any other Stock Junior to the Senior Preferred Stock (defined in Section A.2(a)(i)(A), when and as declared by the Board of Directors, except as may be prohibited by Section A.5, out of funds legally available for that purpose, cumulative cash dividends payable quarterly in arrears on the last business day of March, June, September and December (each of such dates being a "Dividend Payment Date") at a rate per annum equal to 7.01% based on the $100,000 per share Liquidation Payment (defined in Section A.3(a)) computed without regard to Accrued Dividends (defined in Section A.4(c)(i)) (the "Dividend Rate"), subject to adjustment as provided in Section A.2(c); provided, however, that the dividend payable on the Dividend Payment Date in March, 1996 with respect to any share of Senior Preferred Stock shall be based upon the number of days from and including the date of first issuance (the "Issuance Date") of the Senior Preferred Stock up to and including the Dividend Payment Date in March, 1996 and a 365-day year. The period from the Issuance Date to the initial Dividend Payment Date and each quarterly period between consecutive Dividend Payment Dates, shall hereinafter be referred to as a "Dividend Period." Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date. Dividends on the Senior Preferred Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that:

                    (i) except as provided in Section A.2(a)(ii), the Corporation shall not take any of the following actions:

                         (A) declare, order or pay any dividend on any class of stock ranking as to dividends or on liquidation junior to the Senior Preferred Stock (such junior stock being herein sometimes referred to as the "Stock Junior to the Senior Preferred Stock"), or

                         (B)  redeem any Stock Junior to the Senior
                    Preferred Stock,

               (each of such actions described in clauses A.2(a)(i)(A) or (B) above being herein sometimes referred to as a "Junior Distribution" and the proposed date of each such action being herein sometimes referred to as a "Proposed Junior Distribution Date") if the Corporation shall not, on or before the Proposed Junior Distribution Date, have completed both of the following:

                              (1)  declared on the outstanding shares of
                         Senior Preferred Stock, and paid or set apart for payment, all "Accrued Dividends" (defined in Section A.4(c)(i)) to the Proposed Junior Distribution Date; and

                              (2)  paid or deposited as required in this
                         Part A all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before the Proposed Junior Distribution Date; and

                    (ii) the Corporation may redeem or purchase any shares
               of Common Stock in accordance with either (x) the terms, conditions and provisions of the "Stockholders Agreement" (defined in Section B.1) or (y) the Terms and Conditions (as defined in the Stockholders Agreement), if on or before the date of each such proposed Common Stock redemption or purchase (each such time, with respect to redemptions or purchases under either the Stockholders Agreement or the Terms and Conditions, being herein sometimes referred to as a "Proposed Common Stock Repurchase Date"), the Corporation shall have:

                         (A) declared on the outstanding shares of Senior Preferred Stock, and paid or set apart for payment, all Accrued Dividends (defined in Section A.4(c)(i)) through all Dividend Payment Dates occurring on or prior to such Proposed Common Stock Repurchase Date, and

                         (B)  paid or deposited as required in this Part
                    A all amounts payable to holders of Senior Preferred Stock in respect of the mandatory redemption required to have been paid or deposited for their benefit on the "Mandatory Redemption Date" (defined in Section A.4(a)(i)), if such Mandatory Redemption Date occurs on or prior to such Proposed Common Stock Repurchase Date.

          All dividends declared upon Senior Preferred Stock and any other class of stock ranking on a parity as to dividends with the Senior Preferred Stock shall be declared pro rata per share. Accrued but unpaid dividends shall not bear interest.

               (b) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of the Senior Preferred Stock is entitled pursuant to Section A.2(a) hereof, and all of such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section A.2(a) with respect to dividends on each outstanding full share of the Senior Preferred Stock.

               (c)  The Dividend Rate for the shares of Senior Preferred
          Stock shall be (i) increased to 9.01% per annum if, and so long as, Accrued Dividends (defined in Section A.4(c)(i) are not paid in full on any Dividend Payment Date, and (ii) increased to 8.01% per annum if, and so long as, the consolidated shareholder equity of the Corporation and its subsidiaries (excluding preferred stock) (as determined in accordance with generally accepted accounting principles as in effect as of the Issuance Date) is less than the Equity Threshold (as defined below). The "Equity Threshold" means $520,000,000, reduced, dollar for dollar, by the amount of any dividends paid with respect to Common Stock at any time at which shares of Senior Preferred Stock are outstanding, which dividends are approved by a majority of those directors of the Corporation who have been designated as directors by General Electric Capital Corporation ("GE Capital") pursuant to the terms of the Stockholders Agreement (as defined herein).

          3.   Rights on Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Senior Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, except as may be prohibited by Section A.5, but before any payment shall be made to the holders of any stock ranking on liquidation junior to the Senior Preferred Stock, an amount equal to one hundred thousand dollars ($100,000) per share, plus an amount equal to Accrued Dividends (as defined in Section A.4(c)(i)) to the date of payment (the "Liquidation Payment"). If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Senior Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Senior Preferred Stock, and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock, shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation after payment shall have been made to the holders of shares of Senior Preferred Stock and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock of the full amount to which they shall be entitled as aforesaid, the holders of any class or classes of stock ranking on liquidation junior to the Senior Preferred Stock shall be entitled, to the exclusion of the holders of shares of Senior Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

               (b) The Liquidation Payment with respect to each fractional share of the Senior Preferred Stock outstanding shall be equal to a ratably proportionate amount of the Liquidation Payment with respect to each outstanding share of Senior Preferred Stock.

               (c) For the purposes of this Section A.3, neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation, unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

          4.   Redemption.

               (a)  Mandatory Redemption.

                    (i) Except as may be prohibited by Section A.5, on June 30, 2002, the Corporation shall redeem all of the outstanding shares of Senior Preferred Stock at a redemption price of (A) one hundred thousand dollars ($100,000) per share (payable in cash or other consideration as the Corporation and holders of a majority of the Senior Preferred Stock may agree), plus (B) an amount equal to Accrued Dividends (defined in Section A.4(c)(i)) to the date of payment (the "Redemption Price") (each such date being herein sometimes referred to as a "Mandatory Redemption Date")

                    (ii) On and after the Mandatory Redemption Date (unless
               default shall be made by the Corporation in depositing moneys for the payment of the Redemption Price as hereinafter provided), all rights of the holders of shares of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price as hereinafter provided, shall cease and terminate.

                    (iii) The Corporation shall provide moneys for the payment of the Redemption Price by depositing on the Mandatory Redemption Date the amount thereof for the account of the holders of record of the Senior Preferred Stock entitled thereto with Bank of America Illinois, or such other bank or trust company doing business in the City of Chicago, as may be designated by (A) the holders of not less than a majority of the outstanding shares of Senior Preferred Stock, and, failing said designation, (B) the Corporation, as paying agent for the benefit of such holders. The holders of the shares of Senior Preferred Stock redeemed shall surrender to the Corporation the certificates for the shares of Senior Preferred Stock so redeemed. Upon notification by such designated bank or trust company to the holders of the Senior Preferred Stock that such moneys representing the Redemption Price have been deposited by the Corporation, the shares designated for redemption shall no longer be outstanding, whether or not the certificates for the shares so redeemed have been received by the Corporation on the date of such notification and all rights relating thereto shall cease and terminate.

               (b)  Optional Redemption.

                    (i) So long as any shares of Senior Preferred Stock are outstanding, except as may be prohibited by Section A.5, the Corporation may, at the option of the Board of Directors, at any time or from time to time after the Issuance Date, redeem the whole or any part of such Senior Preferred Stock. Any redemption pursuant to this Section A.4(b)(i) shall be at the Redemption Price. If less than all the shares of Senior Preferred Stock at any time outstanding shall be called for redemption, the redemption shall be made pro rata with respect to such shares and in such manner as may be prescribed by resolution of the Board of Directors. The date of each such redemption is herein sometimes referred to as an "Optional Redemption Date".

                    (ii) Notice of every redemption pursuant to this
               Section A.4(b) shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Senior Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than ten
               (10) business days in advance of the Optional Redemption Date to the holders of record of the shares of Senior Preferred Stock so to be redeemed. On and after the Optional Redemption Date, unless default shall be made by the Corporation in providing moneys to the bank or trust company for the account of the holders of record of the Senior Preferred Stock as provided in Section A.4(a)(iii) for the payment of the Redemption Price, all rights of the holders of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate whether or not the certificates for the shares so redeemed have been received by the Corporation as provided in Section A.4(a)(iii). In this Section A.4(b)(ii), a business day refers to any day, except a Saturday, Sunday or any day on which banks in the City of Chicago are authorized or required by law to close.

               (c)  Definitions.

                    (i) The term "Accrued Dividends" with respect to the Senior Preferred Stock shall mean, as of any given time, the then "Full Cumulative Dividends" (defined in Section A.4(c)(ii)) less the amount of all dividends theretofore paid upon the relevant shares of Senior Preferred Stock.

                    (ii) The term "Full Cumulative Dividends" with respect
               to the Senior Preferred Stock shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends upon the relevant shares at the full rate fixed for Senior Preferred Stock as provided herein for the period of time elapsed from the date of issuance thereof to the date as of which Full Cumulative Dividends are computed.

               (d) Shares of Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued.

               (e) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate fraction of the Redemption Price payable in respect of each outstanding full share of the Senior Preferred Stock pursuant to this Section A.4, and such fraction of the price shall be payable in the same manner and at such times as provided for in this Section A.4 with respect to redemptions of each outstanding full share of the Senior Preferred Stock.

               (f) The foregoing provisions of this Section A.4 to the contrary notwithstanding but without limitation of the Corporation's obligations to make mandatory redemptions as required by Section A.4(a), unless the Accrued Dividends on all outstanding shares of Senior Preferred Stock shall have been paid or contemporaneously are declared and paid through the date of a proposed optional redemption, none of the shares of Senior Preferred Stock shall be redeemed unless all outstanding shares of Senior Preferred Stock are simultaneously redeemed and the Corporation shall not purchase by optional redemption or otherwise acquire any shares of Senior Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Senior Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Senior Preferred Stock.

               (g) If fewer than all the outstanding shares of Senior Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors in accordance with the provisions of this Part A, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors.

     5. Restriction on Payments. Anything contained in this Article to the contrary notwithstanding, no cash dividends or dividends paid by transfer of any other property on shares of the Senior Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation, no distribution in respect of the Senior Preferred Stock shall be paid or set apart for payment by the Corporation, and no payment shall be made by the Corporation with respect to any redemption of the Senior Preferred Stock (such payments, distributions and settings aside being herein sometimes referred to collectively as "Distributions") at any time when the terms and provisions of any agreement to which the Corporation or any other member of the "Ward Group" (defined in Section B.1) is a party relating to indebtedness for money borrowed specifically prohibits or limits such Distribution (and such Distribution exceeds said limits), or such Distribution would constitute a breach, default or event of default thereunder.

     6.   Voting Rights.

          (a) Except as expressly provided in Section A.6(b) or elsewhere in this certificate of incorporation or as required by law (in relation to which the holders of shares of Senior Preferred Stock shall be treated as a class), the holders of shares of Senior Preferred Stock shall not have voting rights and at every meeting of the stockholders of the Corporation, or by written consent in lieu of any such meeting, all voting power in the election of directors and/or for all other purposes shall be vested exclusively in the holders of shares of Common Stock. Without limitation of the next preceding sentence and without implication that the contrary would otherwise be true, no consent of the holders of Senior Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation junior in right as to dividends and upon liquidation to the Senior Preferred Stock, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

          (b) Anything elsewhere in this certificate of incorporation to the contrary notwithstanding, if (i) Accrued Dividends on the Senior Preferred Stock are not paid in full on any of four (4) consecutive Dividend Payment Dates, or (ii) the Corporation shall have failed to effect the redemption of shares of Senior Preferred Stock on a Mandatory Redemption Date as required in Section A.4(a), the holders of shares of Senior Preferred Stock shall have voting rights as specified in this Section A.6(b). In the event of the occurrence of either of the foregoing events, such occurrence shall mark the beginning of a period (the "Default Period") which shall continue until such time as (i) Accrued Dividends on the Senior Preferred Stock have been paid in full through the date of payment, or (ii) the failure to redeem shares of Senior Preferred Stock as required by Section A.4(a) has been cured by the Corporation. Any provision of the by-laws of the Corporation to the contrary notwithstanding, during any Default Period, the holders of shares of the Senior Preferred Stock then outstanding shall have the exclusive and special right (but not the obligation), voting separately as a class (each share of Senior Preferred Stock being entitled to one (1) vote), to elect one (1) director to the Board of Directors of the Corporation (the "Preferred Stock Director") and the number of directors constituting the Board of Directors of the Corporation shall be automatically increased in order to provide one (1) vacancy for the Preferred Stock Director. Upon written request, made at any time after the beginning of the Default Period, by the holders of not less than a majority of the shares of the Senior Preferred Stock then outstanding, the Corporation shall call a special meeting of all of the stockholders of the Corporation, at which meeting the holders of shares of Senior Preferred Stock, voting separately as a class, shall elect the Preferred Stock Director as set forth above; provided, however, that if such meeting shall not have been called by the Corporation within ten (10) days after the beginning of a Default Period, such meeting may be called, upon like notice, at the expense of the Corporation, by the holders of not less than a majority of the outstanding shares of Senior Preferred Stock. After the first such election during any Default Period, the holders of the shares of Senior Preferred Stock, voting separately as a class, may continue to exercise their voting rights, as set forth above, at each annual meeting of the stockholders of the Corporation occurring during such Default Period. During any Default Period, no Preferred Stock Director may be removed from office without the vote or consent of the holders of a majority of the number of shares of the Senior Preferred Stock at the time outstanding. If at any time during a Default Period the directorship of the Preferred Stock Director is vacant, the secretary of the Corporation shall, upon the written request of the holders of shares representing at least a majority of the Senior Preferred Stock then outstanding, call a special meeting of all of the stockholders at the expense of the Corporation, upon the notice required for special meetings of stockholders. At any meeting held for the purpose of electing directors at which the holders of the Senior Preferred Stock shall have the right, voting separately as a class, to elect the Preferred Stock Director, the presence, in person or by proxy, of the holders of a majority of the Senior Preferred Stock then outstanding shall be required to constitute a quorum of the Senior Preferred Stock on such election. At any such meeting or adjournment thereof, the absence of the quorum of the Senior Preferred Stock shall not prevent the election of directors other than the Preferred Stock Director, and the absence of a quorum for the election of such other directors shall not prevent the election of the Preferred Stock Director, and in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock which lacks a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present. A vacancy in the directorship of the Preferred Stock Director may be filled only by the vote or written consent of holders of a majority of the shares of the outstanding Senior Preferred Stock. Upon termination of a Default Period, the term of office of the then Preferred Stock Director shall automatically terminate, the shares of Senior Preferred Stock shall cease to have the voting rights specified in this Section A.6(b), the number of directors constituting the Board of Directors of the Corporation shall be automatically reduced to eliminate the vacancy caused by the termination of the office of the Preferred Stock Director and all voting rights shall be vested exclusively in the holders of shares of Common Stock, subject to the revesting of voting rights in the shares of Senior Preferred Stock in the event of the beginning of another Default Period.

     7. Amendment. This certificate of incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Senior Preferred Stock so as to affect them adversely (including, without limitation, providing for the creation of any new class of capital stock senior to, or on a parity with, the Senior Preferred Stock as to dividends, redemption rights or on liquidation) without the affirma-tive vote of the holders of at least a majority of the outstanding shares of Senior Preferred Stock, voting together as a single class. The Board of Directors reserves the right to act by resolution from time to time to decrease the number of shares which constitute Senior Preferred Stock (but not below the number of shares thereof outstanding).

     7. The Stockholders of the Corporation, by unanimous written consent, adopted resolutions authorizing, adopting and approving the aforesaid amendment to Article FOURTH of the Third Restated Certificate of Incorporation of the Corporation.

     8. Except to the extent specifically provided to the contrary in this Certificate of Amendment, the terms, provisions and conditions of the Third Restated Certificate of Incorporation of the Corporation shall remain unamended and in full force and effect.

     9. This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, MONTGOMERY WARD HOLDING CORP. has caused this certificate to be signed by Bernard F. Brennan, its Chairman of the Board, and
attested by Spencer H. Heine, its Secretary, this       day of March, 1996.


                              MONTGOMERY WARD HOLDING CORP.


                              By:
                                   Bernard F. Brennan
                                   Chairman of the Board


(CORPORATE SEAL)



ATTEST:


By:
     Spencer H. Heine
     Secretary